Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:
441919AE7
Series Number of Class A-2 Certificates:
441919AF4
Original Sale Balance:             $474,825,000
 =


Servicer Certificate (Page 1 of 3)

Distribution Date:                                      03/22/99

Investor Certificateholder Floating Allocation            91.94%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                    5,092,197.12
Aggregate Amount of  Interest Collections           1,332,882.37
Aggregate Amount of  Principal Collections          3,759,314.75

Class A Interest Collections                        1,225,478.59
Class A Principal Collections                       3,515,086.36
Seller Interest Collections                           107,403.78
Seller Principal Collections                          244,228.39

Weighted Average Loan Rate                                13.29%
Net Loan Rate                                             12.29%

Weighted Average Maximum Loan Rate                        19.64%

Class A-1 Certificate Rate                                 5.16%
Maximum Investor Certificate Rate                         12.29%
Class A-1 Certificate Interest Distributed            391,298.22
Class A-1 Investor Certificate Interest Shortfall           0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00

Class A-2 Certificate Rate                                 5.07%
Maximum Investor Certificate Rate                         12.29%
Class A-2 Certificate Interest Distributed             16,916.32
Class A-2 Investor Certificate Interest Shortfall           0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                  0.00

Maximum Principal Dist. Amount (MPDA)               3,680,538.31
Alternative Principal Dist. Amount (APDA)           3,515,086.36
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)     3,515,086.36

Principal  allocable to Class A-1                   3,367,027.41
Principal allocable to Class A-2                      148,058.95
SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00

Reimbursement to Credit Enhancer                            0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         236,131.21
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss          10,383.44
Amount
Cumulative Investor Liquidation Loss Amount           246,514.65

Total Principal allocable to A-1                    3,603,158.62
Total Principal allocable to A-2                      158,442.39

Beginning Class A-1 Certificate Principal Balance  97,558,545.32
Beginning Class A-2 Certificate Principal Balance   4,289,852.52
Ending Class A-1 Certificate Principal Balance     93,955,386.70
Ending Class A-2 Certificate Principal Balance      4,131,410.13

Class A-1 Factor                                       0.2065748
Class A-2 Factor                                       0.2065705
Pool Factor (PF)                                       0.2262584

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      03/22/99

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             86,892.49
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount            246,514.65
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            113,409,535.38
Ending Pool Balance                               109,626,098.08
Beginning Invested Amount                         104,270,984.84
Ending Invested Amount                            100,509,383.83
Beginning Seller Principal Balance                  9,138,550.54
Ending Seller Principal Balance                     9,116,714.25
Additional Balances                                   244,228.39

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                       0.00

Beginning Reserve Account Balance                   1,211,294.00
Ending Reserve Account Balance                      1,211,294.00

Beginning Seller Interest                                7.0375%
Ending Seller's Interest                                 8.3162%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                         269
     Trust Balance                                  8,195,720.46
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          71
     Trust Balance                                  2,200,669.35
   90+ days (Del Stat 3+)
     No. of Accounts                                         211
     Trust Balance                                  7,057,524.95
   270+ days (Del Stat 9+)
     No. of Accounts                                         117
     Trust Balance                                  3,777,819.73
   REO
     No. of Accounts                                          49
     Trust Balance                                  1,945,389.39

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business Days             No
of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                      03/22/99

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants             No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          351,632.17
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00

Application of Available Funds
     Aggregate Amount of Collections                5,092,197.12
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                     86,892.49
     Prinicpal and Interest to Class A-1            3,994,456.84
     Prinicpal and Interest to Class A-2              175,358.71
     Seller's portion of Principal and Interest       351,632.17
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  483,856.91
     Total                                          5,092,197.12



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      03/22/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           91.9420%
Percentage
Class A Certificateholder Fixed Allocation              97.9045%
Percentage

Beginning Class A-1 Certificate Balance            97,558,545.32
Beginning Class A-2 Certificate Balance             4,289,852.52

Class A-1 Certificate Rate                              5.15688%
Class A-2 Certificate Rate                              5.07000%
Class A-1 Certificate Interest Distributed              0.860327
Class A-2 Certificate Interest Distributed              0.845816
Class A-1 Certificate Interest Shortfall                0.000000
Distributed
Class A-2 Certificate Interest Shortfall                0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest         0.000000
Shortfall

Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             7.922077
Class A-2 Certificate Principal Distributed             7.922120
   Maximum Principal Distribution Amount                7.751357
   Scheduled Principal  Distribution Amount             7.402909
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.519169
Distributed

Total Amount Distributed to Certificateholders          8.262625

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance               93,955,386.70
Ending Class A-2 Certificate Balance                4,131,410.13

Class A-1 Factor                                       0.2065748
Class A-2 Factor                                       0.2065705
Pool Factor (PF)                                       0.2262584

Unreimbursed Liquidation Loss Amount                        0.00
Accrued Interest on Unreimbursed Liquidation Loss           0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                   0.00
Liquidation Loss Amount

Class A Servicing Fee                                  86,892.49

Beginning Invested Amount                         104,270,984.84
Ending Invested Amount                            100,509,383.83
Beginning Pool Balance                            113,409,535.38
Ending Pool Balance                               109,626,098.08

Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      03/22/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         269
     Trust Balance                                  8,195,720.46

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          71
     Trust Balance                                  2,200,669.35

   90+ days (Del Stat 3+)
     No. of Accounts                                         211
     Trust Balance                                  7,057,524.95

   REO
     No. of Accounts                                          49
     Trust Balance                                  1,945,389.39

Aggregate Liquidation Loss Amount for Liquidated      199,535.77
Loans

Class A-1 Certificate Rate for Next Distribution   To be updated
Date
Class A-2 Certificate Rate for Next Distribution   To be updated
Date

Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00